UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

   Date of report (Date of earliest event reported)  September 27, 2004
                                                    --------------------

                        Franklin Street Properties Corp.
        (formerly known as Franklin Street Partners Limited Partnership)
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Maryland
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                 (State or Other Jurisdiction of Incorporation)

            000-32615                                 04-3578653
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        (Commission File Number)           (IRS Employer Identification No.)

401 Edgewater Place, Suite 200, Wakefield, MA                  01880-6210
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (781) 557-1300
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

      Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 5.02 Departure of Directors or Principal Officers; Election of Directors;
          Appointment of Principal Officers

      On September 27, 2004, Franklin Street Properties Corp. ("FSP Corp."), a Maryland corporation, appointed John Demeritt to the position of Senior Vice President/Finance. Mr. Demeritt will also serve as FSP Corp.'s principal accounting officer.

      Before joining Franklin Street Properties Mr. Demeritt was a Manager with Vitale Caturano & Company, Ltd., an independent accounting firm. Previously, from March 2002 to March 2004 he provided consulting services to public and private companies where he focused on SEC filings, evaluation of business processes and acquisition integration. During 2001 and 2002 he was Vice President of Financial Planning & Analysis at Cabot Industrial Trust, a publicly traded real estate investment trust, which was acquired by CalWest in December 2001. From October 1995 to December 2000 he was Controller and Officer of The Meditrust Companies (now known as the La Quinta Companies), where he was involved with a number of merger and financing transactions.

      Earlier in his career Mr. Demeritt served at three other publicly held companies in the roles of CFO and Controller; and was with Laventhol & Horwath, independent accountants from 1983 to 1986. Mr. Demeritt is a Certified Public Accountant and holds a Bachelor of Science degree from Babson College.

      There are no familial relationships between Mr. Demeritt and any director, executive officer or person nominated or chosen by FSP Corp. to become a director or executive officer of FSP Corp., nor does Mr. Demeritt hold any directorships with any other public companies or real estate investment trusts. Additionally, there have been no transactions since January 1, 2004 in which Mr. Demeritt, or his immediate family members, had or will have a direct or indirect material interest. Neither Mr,. Demeritt nor his immediate family members own any shares of FSP Corp. common stock or any shares of preferred stock of a real estate investment trust sponsored by FSP Corp.


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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 28, 2004           REGISTRANT

                                   FRANKLIN STREET PROPERTIES CORP.

                                   By: /s/ George J. Carter
                                      ------------------------------------------
                                           George J. Carter
                                           President and Chief Executive Officer


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